UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 2, 2012

KRATOS DEFENSE & SECURITY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34460	13-3818604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4820 Eastgate Mall, Suite 200, San Diego, CA  92121

(Address of Principal Executive Offices) (Zip Code)

(858) 812-7300

(Registrant’s telephone number, including area code)

N/A

(Former name, or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 2 (this “Amendment”)  on Form 8-K/A amends the Current Report on Form 8-K/A filed with the Securities and Exchange Commission (the “SEC”) on July 27, 2012 ( “Amendment No.1”) by Kratos Defense & Security Solutions, Inc., a Delaware corporation (the “Company”), to provide additional financial statements and exhibits in connection with the Company’s acquisition of Composite Engineering, Inc., a California corporation (“CEI”), on July 2, 2012.

Amendment No. 1 provided historical information of CEI and the Company’s unaudited pro forma financial information relating to the effects of the acquisition to include the unaudited pro forma condensed combined balance sheet as of March 25, 2012 and the unaudited pro forma combined and condensed combined statement of operations for the year ended December 25, 2011 and the three months ended March 25, 2012. This Amendment amends Item 9.01(a) and Item 9.01(b) of Amendment No. 1 to provide certain historical financial information of CEI and the Company’s unaudited pro forma financial information relating to the effects of the acquisition, including the unaudited pro forma condensed combined balance sheet as of June 24, 2012 and the unaudited pro forma condensed combined statement of operations for the six months ended June 24, 2012. In addition, the Company has revised its consolidated financial statements in accordance with FASB ASC Topic 205, Presentation of Financial Statements (“Topic 205”) to reflect the discontinuation of certain non-core businesses in June 2012 which were not reflected in Amendment No. 1. Accordingly this Amendment updates the unaudited pro forma combined statement of operations for the year ended December 25, 2011 to reflect this change.

Item 9.01.                Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

The (i) audited historical financial information of CEI (including the notes thereto) as of January 1, 2011 and December 31, 2011 and for the fiscal years ended December 26, 2009, January 1, 2011 and December 31, 2011, and (ii) unaudited historical financial information of CEI as of and for the three months ended March 31, 2011 and 2012 were filed as Exhibits 99.3 and 99.4, respectively, to the Current Report on Form 8-K filed by the Company with the SEC on May 8, 2012 and are incorporated herein by reference.  The unaudited historical financial information of CEI (including the notes thereto) as of and for the six months ended June 30, 2012 and July 2, 2011 is attached hereto as Exhibit 99.1.

(b)  Pro Forma Financial Statements.

The unaudited pro forma condensed combined balance sheet as of June 24, 2012, the unaudited pro forma condensed combined statement of operations for the six months ended June 24, 2012, and the unaudited pro forma combined statement of operations for the year ended December 25, 2011 are attached hereto as Exhibit 99.2.

(d)	Exhibits.

99.1

Unaudited condensed financial statements of Composite Engineering, Inc. as of June 30, 2012 and for the three and six months ended June 30, 2012 and July 2, 2011 and the related notes to the condensed financial statements.

99.2

Unaudited pro forma condensed combined balance sheet as of June 24, 2012, unaudited pro forma condensed combined statement of operations for the six months ended June 24, 2012, and unaudited pro forma combined statement of operations for the year ended December 25, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kratos Defense & Security Solutions, Inc.

By:	/s/ Deborah Butera
Deborah Butera
Senior Vice President, General Counsel, Chief Compliance Officer and
Secretary/Registered In-House Counsel

Date: July 25, 2013